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Exhibit 10.1

April 2, 2004

Mr. Russel H. Givens, Jr.
5857 S. Highline Circle
Greenwood Village, CO 80121

Dear Mr. Givens:

        This will confirm our agreement to amend and extend your employment agreement dated December 20, 2001, with Crown Media International, LLC, for your services as President and Chief Operating Officer (the "Agreement"), as follows:

        1.     The Term of the Agreement, as set forth in Paragraph 2 thereof, is extended for an additional two years, through December 31, 2006 (the "Extended Term").

        2.     Your annual salary, under Paragraph 3(a), during the Extended Term, will be as follows:

  January 1, 2005 through December 31, 2005—$613,094.00
  January 1, 2006 through December 31, 2006—$643,749.00

        3.     Your bonus, both for calendar 2004 and for the Extended Term, will be payable as set forth in Paragraph 3(b) and Schedule A of the Agreement, provided however, that in the event in any of 2004, 2005 or 2006:

          (a)   the Agreement is assigned to a "successor", as provided in Paragraph 10, which acquires all or substantially all of the assets of Crown Media International, LLC and Crown Media International, LLC is no longer operated in its current form; or

          (b)   a substantial portion of the assets of Crown Media International, LLC are sold or otherwise disposed of,

so that in either case the "performance" benchmarks in Schedule A are no longer meaningful or can no longer be accurately or fairly calculated, then the bonus payable to you under Paragraph 3(b) shall be no less than 20%.

        Except as amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

        If the foregoing terms are acceptable, please indicate your agreement by countersigning this amendment where provided below.

Very truly yours, Crown Media International, LLC
		By	/s/ DAVID EVANS David Evans President and CEO Crown Media Holdings, Inc.
Accepted and Agreed to:
By	/s/ RUSSEL H. GIVENS, JR. Russel H. Givens, Jr.

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  Exhibit 10.1